                                                                   Exhibit 10.32

               AMENDMENT NO. 1 TO WARRANTHOLDERS RIGHTS AGREEMENT

            AMENDMENT dated as of February 1, 1996 among Willcox & Gibbs, Inc. (formerly known as WG, Inc.), a Delaware corporation (together with its successors, "Holdings"), the stockholders of Holdings listed on the signature pages hereof and the holders of the Warrants listed on the signature pages hereof.

            WHEREAS, the parties hereto have heretofore entered into a Warrantholders Rights Agreement dated as of July 13, 1994 (the "Agreement"); and

            WHEREAS, the parties hereto desire to amend the Agreement to provide for the issuance by Holdings of additional Warrants exercisable for 32,985 shares of Class C Common Stock;

            NOW THEREFORE the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the effectiveness hereof refer to the Agreement as amended hereby.

            SECTION 2. Amendment of Section 1.1 of the Agreement. The Definition of "Warrant" appearing in Section 1.1 of the Agreement is amended to read as follows:

            "Warrants" means the Warrant or Warrants initially exercisable for 114,773 shares of Class C Common Stock issued on July 13, 1994 pursuant to the Credit Agreement and the Warrant or Warrants initially exercisable for 32,985 shares of Class C Common Stock issued on February 1, 1996 pursuant to the Credit Agreement, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

            SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each of the parties hereto shall have received counterparts hereof executed by each of the parties hereto.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                                          WILLCOX & GIBBS, INC.


                                          By /s/ [ILLEGIBLE]
                                             ------------------------
                                              Title: Vice President
                                              900 Milik St.
                                              Carteret, NJ 07008

                                          STOCKHOLDERS


                                          ---------------------------------
                                          Name:  Richard J. Mackey
                                          Address:


                                          ---------------------------------
                                          Name:  Jack Klasky
                                          Address:


                                          ---------------------------------
                                          Name:  Maxwell Tripp
                                          Address:


                                          ---------------------------------
                                          Name:  Frank Walsh
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler, as Trustee
                                                 of the John K. Ziegler Trust
                                          Address:

                                          STOCKHOLDERS


                                          ---------------------------------
                                          Name:  Richard J. Mackey
                                          Address:


                                          /s/ Jack Klasky
                                          ---------------------------------
                                          Name:  Jack Klasky
                                          Address:


                                          ---------------------------------
                                          Name:  Maxwell Tripp
                                          Address:


                                          ---------------------------------
                                          Name:  Frank Walsh
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler
                                          Address:


                                          ---------------------------------
                                          Name:   John K. Ziegler, as Trustee
                                                  of the John K. Ziegler Trust
                                          Address:

                                          STOCKHOLDERS


                                          ---------------------------------
                                          Name:  Richard J. Mackey
                                          Address:


                                          ---------------------------------
                                          Name:  Jack Klasky
                                          Address:


                                          /s/ Maxwell Tripp
                                          ---------------------------------
                                          Name:  Maxwell Tripp
                                          Address:


                                          ---------------------------------
                                          Name:  Frank Walsh
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler, as Trustee
                                                 of the John K. Ziegler Trust
                                          Address:

                                          STOCKHOLDERS


                                          ---------------------------------
                                          Name:  Richard J. Mackey
                                          Address:


                                          ---------------------------------
                                          Name:  Jack Klasky
                                          Address:


                                          ---------------------------------
                                          Name:  Maxwell Tripp
                                          Address:


                                          /s/ Jeffrey R. Walsh, Trustee
                                          ---------------------------------
                                          Name:  WG TRUST
                                                 Jeffrey R. Walsh, TRUSTEE
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler
                                          Address:


                                          ---------------------------------
                                          Name:  John K. Ziegler, as Trustee
                                                 of the John K. Ziegler Trust
                                          Address:

                                          STOCKHOLDERS


                                          ---------------------------------
                                          Name:  Richard J. Mackey
                                          Address:


                                          ---------------------------------
                                          Name:  Jack Klasky
                                          Address:


                                          ---------------------------------
                                          Name:  Maxwell Tripp
                                          Address:


                                          ---------------------------------
                                          Name:  Frank Walsh
                                          Address:


                                          /s/ John K. Ziegler
                                          ---------------------------------
                                          Name:  John K. Ziegler
                                          Address:


                                          /s/ John K. Ziegler
                                          ---------------------------------
                                          Name:  John K. Ziegler, as Trustee
                                                 of the John K. Ziegler Trust
                                          Address:

                                          WARRANTHOLDERS


                                          NATIONSCREDIT COMMERCIAL
                                            CORPORATION


                                          By [ILLEGIBLE]
                                            -------------------------------
                                            Title:
                                          One Canterbury Green
                                          Stamford, CT  06901

                                          Telefax:  203-352-4171


                                          BANK OF AMERICA ILLINOIS


                                          By
                                            -------------------------------
                                            Title:
                                          231 South LaSalle Street
                                          Chicago, IL 60697

                                          WARRANTHOLDERS


                                          NATIONSCREDIT COMMERCIAL
                                            CORPORATION


                                          By
                                            -------------------------------
                                            Title:


                                          BANK OF AMERICA ILLINOIS


                                          By [ILLEGIBLE]
                                            -------------------------------
                                            Title: Vice President